                        FIRST AMENDMENT AND CONSENT TO
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      This First Amendment and Consent to Third Amended and Restated Credit Agreement (the "AMENDMENT"), made as of the _ day of November, 2001, by and among NET2000 COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Borrower"), each of the lending entities signatory hereto (individually, a "Lender," and collectively, the "Lenders"), TORONTO DOMINION (TEXAS), INC. ("TD Texas"), as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), TD SECURITIES (USA) INC. ("TDSI"), as lead arranger (in such capacity, the "Lead Arranger") and book manager (in such capacity, the "Book Manager"), ROYAL BANK OF CANADA as syndication agent (in such capacity, the "Syndication Agent"), and Goldman Sachs Credit Partners L.P. as documentation agent, First Union Securities, Inc. ("First Union Securities"), as co-documentation agent (GSCP and First Union Securities, in their respective capacities as documentation agent and co-documentation agent, the "Documentation Agents"),

                                 WITNESSETH:

      WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Lead Arranger, the Syndication Agent and the Documentation Agents are parties to that certain Third Amended and Restated Credit Agreement dated as of April 12, 2001 (as modified, amended or restated from time to time, the "Credit Agreement");

      WHEREAS, the Borrower is negotiating an asset purchase agreement (a draft dated as of November ___, 2001 having been provided to the Administrative Agent and the Lenders, the "Asset Purchase Agreement") to sell certain Property used in or related to that certain line of business commonly known by the parties hereto as the "video business" either by way of an asset sale or a sale of stock of any agreed upon operating subsidiaries (the "Video Business");

      WHEREAS, the Borrower is also or will be negotiating for the sale of certain Property used in or related to certain closed office locations (the "Closed Offices");

      WHEREAS, Section 9.8 of the Credit Agreement requires the Borrower to comply with certain conditions in connection with the disposition of its Property; and

      WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the sale and disposition of its Property used in or connected to the Video Business pursuant to the term of the Asset Purchase Agreement and the sale and disposition of the Property used in or connected with the Closed Offices;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement and further agree as follows:

      1. Amendment to Section 8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby modified and amended by deleting the, word "and" at the end of subsection (o) thereof, by deleting the period after subsection (p) and substituting therefor, and by adding the following subsections (q) and (r) thereto,

      "(q) On or before each Tuesday (with first such report being due on Tuesday, November 13, 2001), for the activity of the prior week, a written report of any closed office or locations of any Loan Party setting forth (i) the Property located or removed from each such office or location, (ii) the estimated liquidation value of such Property, and (iii) if authorized by the Administrative Agent and Required Lenders, the amount of any proceeds received from the sale and disposition of the Property located at such offices or locations; and

      (r) On or before every other Tuesday (with first such report being due on Tuesday, November 20, 2001), for the activity of the prior two weeks, a written report detailing cash receipts, disbursements, revenues, expenses and any variance to the weekly budget (the "Budget") agreed upon by the Borrower, the Administrative Agent and the Required Lenders, along with detailed explanations thereof, which explanations shall be in a form and in substance satisfactory to the Administrative Agent in its sole discretion."

      2. Disposition of Video Business Property. (a) The Administrative Agent and the Lenders hereby waive the provisions of Section 2.8(a) and
Section 9.8 of the Credit Agreement to the extent necessary to permit the Borrower to sell the Property used in or connected to the Video Business (the "Video Business Property") and retain the proceeds of such sale to be used exclusively as working capital, and hereby consent to the sale of the Video Business Property; provided that (i) the gale of the Video Business Property occurs on the terms act forth herein and on terms substantially set forth in the Asset Purchase Agreement, as approved in final form and substance by the Administrative Agent and the Required Lenders, (ii) the Borrower notifies the Administrative Agent and Lenders in writing of the date of such sale and the not cash proceeds TO be received by the Borrower, (iii) the net cash proceeds received by the Borrower in correction with the sale of the Video Business Property shall be used exclusively by the Borrower in accordance with the Budget (subject to the permitted variances therein as set forth in Section 4 below), and (iv) such sale shall be expressly subject to and conditioned upon the Administrative Agent and the Lenders retaining a perfected, first priority security interest in all proceeds of such sale.

      (b) The Administrative Agent and the Lenders agree to release their Lien on the Video Business Property to the extent necessary to consummate the sale of the Video Business Property pursuant to the Asset Purchase Agreement, as approved in final form and substance by the Administrative Agent and the Required Lenders; provided, however, the Administrative Agent and the Lenders shall retain their Lien in any and all proceeds received from such sale and disposition of the Video Business Property.

      3. Disposition of Closed Office Property. (a) Subject to Section 3(c), the Administrative Agent and the Lenders hereby waive the provisions of
Section 2.8(a) and

Section 9.8 of the Credit Agreement to the extent necessary to permit the Borrower to sell the Property used in or connected to the Closed Offices (the "Closed Office Property") pursuant to the terms and conditions hereof and retain the proceeds of such sale to be used exclusively as working capital, and hereby consent to the sale of the Closed Office Property; provided that
(i) the sale of the Closed Property is conducted in an "arms length" transaction and the purchase price therefor represents fair market value for such Closed Office Property, (ii) the Borrower notifies the Administrative Agent and Lenders in writing of the date of such sale and the net cash proceeds to be received by the Borrower, (iii) the net cash proceeds received by the Borrower in connection with the sale of the Closed Office Property shall be used exclusively by the Borrower in accordance with the Budget (subject to the permitted variances therein as set forth in Section 4 below), and (iv) such sale shall be expressly subject to and conditioned upon the Administrative Agent and the Lenders retaining a perfected, first priority security interest In all proceeds of such sale.

             (b) Subject to Section 3(c), the Administrative Agent and the Lenders agree to release their Lien on the Closed Office Property to the extent necessary to consummate the sale of the Closed Office Property in accordance with this Section 3; provided, however, the Administrative Agent and the Lenders shall retain their Lien in any and all proceeds received from such sale and disposition of the Closed Office Property.

             (c) Notwithstanding anything to the contrary contained elsewhere in this Amendment, should the proposed sale proceeds to be received from the Closed Office Property located at any one location exceed $100,000, then the Administrative Agent and the Required Lenders must approve the terms and conditions of any proposed sale before such sale is authorized.

      4. Variance from Budget; Event of Default. During the term of the Credit Agreement, and thereafter for so long as there are any Obligations to the Lenders, the Borrower covenants that, unless, consented to by the Administrative Agent and the Required Lenders in writing, it shall not suffer a variance (exclusive of variances as to line items in the Budget relating to cost of goods sold relating to critical vendors for maintaining Borrower's network) with the Budget with respect to expenses or proposed disbursements in an aggregate amount of ten percent (10%) or more, measured on a cumulative basis for the week then ended. The Borrower's failure to comply with this
Section 4 or any other provision of this Amendment, shall be deemed an Event of Default under the Credit Agreement.

      5. Covenant to not Request Advances. In consideration of the waiver and consent granted by the Lenders and the Administrative Agent in this Amendment, Borrower hereby covenants and agrees that on or before November 19, 2001, it shall not request any borrowing or advance under the Credit Agreement.

      6. No Other Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the in the future, except as expressly set forth herein. The Borrower has no knowledge of any challenge to the Administrative Agent's or Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

      7. Effectiveness. This Amendment shall become effective as of the date first written above upon the Administrative Agents receipt of (a) counterparts of this Amendment executed by the Borrower, the Credit Support Parties (as set forth on the signature pages hereto), the Administrative Agent and the Lenders; and (b) such other information, documents, instruments or approvals as the Administrative Agent or the Administrative Agent's counsel may require prior to the execution and delivery of such Amendment by the Lenders.

      8.    Representations and Warranties of the Borrower.

             (a) The execution, delivery, and performance by the Borrower of this Amendment and the Loan Documents to which it is a party, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to the Borrower, the governing documents of the Borrower, or any order, judgment, or decree of any court, or Governmental Authorization binding on the Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrower, or (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Borrower, other than Permitted Liens;

             (b) The execution, delivery, and performance by the Borrower of this Amendment and the Loan Documents to which it is a party, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by any governmental authority or other Person; and

             (c) This Amendment and each other Loan Document to which the Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by the Borrower will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

      9.   Reference to and Effect on the Loan Documents.

      Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import relating to the Credit Agreement and each reference in the other Loan Documents to "the Credit Agreement" "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

        10.  Costs, Expenses and Taxes.

      The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising the Administrative Agent and the Lenders as to their rights and responsibilities hereunder and thereafter.

        11. Release of Lien. As consideration to induce the Administrative Agent and the Lenders to execute, deliver and perform this Amendment, the Borrower and the Credit Support Parties (as set forth on the signature pages hereto) represent and warrant that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Borrower or any of the Credit Support Parties may have, or claim to have,, against the Administrative Agent or any of the Lenders and the Borrower and each Credit Support Party hereby release, acquits and forever discharges each of the Administrative Agent and the Lenders and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Borrower or any Credit Support Party may have. or claim to have, against each of such Released Parties from the beginning of time until and through the dates of execution and delivery of this Amendment.

        12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles of such state.

        13. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

        14. Third Party Beneficiary. Visual Systems Group, Inc., a Delaware corporation as purchaser under the Asset Purchase Agreement, is hereby designated as a third party beneficiary of this Amendment solely for the consent to sell the Video Business Property as set fort in Section 2 hereof.


        15. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.




              [remainder of this page intentionally left blank]

      IN WITNESS WHMOF, the parties hereto have caused their respective duly authorized offices or representatives to execute and deliver this Amendment as of the day and year first written above.

BORROWER.                           NET2000 COMMUNICATIONS GROUP, INC

                                    By:  /s/ Donald E. Clarke
                                        ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer


CREDIT SUPPORT
PARTIES:                           NET2000 COMMUNICATIONS CAPITAL EQUIPMENT, INC.

                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer


                                   NET2000 COMMUNICATIONS HOLDINGS, INC.


                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer

                                   NET2000 COMMUNICATIONS OPERATIONS, INC.


                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer



                                    NET2000 COMMUNICATIONS REAL ESTATE,
                                    INC.

                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer

                                       NET2000 COMMUNICATIONS SERVICES
                                       INC.


                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer



                                    NET2000 COMMUNICATIONS OF VIRGINIA, LLC


                                    By:  /s/ Donald E. Clarke
                                          ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer



                                    FREBON INTERNATIONAL CORPORATION


                                    By:  /s/ Donald E. Clarke
                                          ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer

                                    VISION I.T.

                                    By:  /s/ Donald E. Clarke
                                         ---------------------
                                    Name:  Donald E. Clarke
                                    Title: Chief Financial Officer




LENDERS AND AGENTS:                 TORONTO DOMINION BANK, as Administrative
                                    Agent and as a Lender


                                    By: /s/Suzanne Small
                                         ---------------
                                    Name:  Suzanne Small
                                    Title:  Vice President



                                    THE TORONTO-DOMINION BANK,
                                    as Issuing Bank and as a Lender

                                    By: /s/Suzanne Small
                                         ---------------
                                    Name:  Suzanne Small
                                    Title:  Vice President

                                    BARCLAYS BANK PLC, as a Lender


                                    By:  /s/ Mark Umski
                                         --------------
                                    Name:  Mark Umski
                                    Title:  Director

                                    FIRST UNION NATIONAL BANK, as a Lender


                                    By:  /s/ Tom Borher
                                         --------------
                                    Name:  Tom Borher
                                    Title:  Vice President


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as a Lender

                                    By:  /s/ Bruce H. Mendelsohn
                                         ------------------------
                                    Name:  Bruce H. Mendelsohn
                                    Title:  Authorized Signatory

                                    IBM CREDIT CORPORATION, as a Lender


                                    By:  /s/ Stu A. Flanagan
                                         -------------------
                                    Name:  Stu A. Flanagan
                                    Title:  Manager Special Heading


                                    RFC CAPITAL CORPORATION, as a Lender

                                    By:  /s/ Jeffrey A. Martin
                                         ---------------------
                                    Name:  Jeffrey A. Martin
                                    Title:  AVP


                                    ROYAL BANK OF CANADA, as a Lender

                                    By:  /s/ Stephanie Babich
                                         --------------------
                                    Name: Stephanie Babich
                                    Title:  Senior Manager

                                    NORTEL NETWORKS, INC.. as a Lender


                                    By:  /s/ Elias Makris
                                         ----------------
                                    Name: Elias Makris
                                    Title: Director, Customer Finance